Exhibit 25.1



                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                               ________________________

                                       FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE TRUST
                        INDENTURE ACT OF 1934 OF A CORPORATION
                             DESIGNATED TO ACT AS TRUSTEE
                               ________________________

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _________

                    FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                 (Exact name of trustee as specified in its charter)

                                      13-3781471
                                   (I.R.S. Employer
                                 Identification No.)

                     100 Wall Street, New York, NY          10005
                 (Address of principal executive offices)  (Zip Code)
                               ________________________
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                              For information, contact:
                            Terry L. McRoberts, President
                    First Trust of New York, National Association
                             100 Wall Street, 16th Floor
                                  New York, NY 10005
                              Telephone:  (212) 361-2500
                               ________________________

                               MALLINCKRODT GROUP INC.
                 (Exact name of obligor as specified in its charter)

                       New York                           36-1263901
             (State or other jurisdiction of          (I.R.S. Employer
             incorporation or organization           Identification No.)

             7733 Forsyth Boulevard
             St. Louis, Missouri                            63105
             (Address of principal executive offices)    (Zip Code)
                               ________________________

                                   DEBT SECURITIES

             Item 1.   General Information.

                  Furnish the following information as to the trustee--

                  (a) Name and address of each examining or supervising authority to which it is subject.

                            Name                          Address

                       Comptroller of the Currency     Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                       Yes.

             Item 2.   Affiliations with the Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                       None.

             Item 16.  List of Exhibits.

                  Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to
                                 Exhibit 1 of Form T-1, Registration No.
                                 33-83774.

                  Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

                  Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by
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                                 reference to Exhibit 3 of Form T-1,
                                 Registration No. 33-83774.

                  Exhibit 4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-83774.

                  Exhibit 5.     Not applicable.

                  Exhibit 6. Consent of First Trust of New York, National Association, required by
                                 Section 321(b) of the Act, incorporated
                                 herein by reference to Exhibit 6 of
                                 Form T-1, Registration No. 33-83774.

                  Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 2, 1994, published pursuant to law or the requirements of its supervising or examining authority.

                  Exhibit 8.     Not applicable.

                  Exhibit 9.     Not applicable.


                                      SIGNATURE

                       Pursuant to the requirements of the Trust
             Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of February, 1995.

                                      FIRST TRUST OF NEW YORK,
                                           NATIONAL ASSOCIATION


                                      By: /s/David K. Leverich
                                             David K. Leverich
                                             Vice President

                                                               EXHIBIT 7


                            First Trust of New York, N.A.
                           Statement of Financial Condition
                                     As of 9/2/94

                                       ($000's)


                                                                  9/2/94

             Assets
                  Cash and Due From Depository Institutions      $30,165
                  Federal Reserve Stock                            3,150
                  Fixed Assets                                       470
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                  Other Assets                                    72,625
                       Total Assets                             $106,410

             Liabilities
                  Accounts Payable                                  $410
                  Litigation Reserve                               1,000
                  Other liabilities                                    0
                       Total Liabilities                           1,410

             Equity
                  Common and Preferred Stock                       1,000
                  Surplus                                        104,000
                  Undivided Profits                                    0
                       Total Equity Capital                      105,000

                  Total Liabilities and Equity Capital          $106,410


                  To the best of the undersigned's determination, as of this date the above financial information is true and correct.

                  First Trust of New York, N.A.


                  By:/s/ Frank J. Gillhaus, Jr.
                            Vice President

                  Date:  February 22, 1995
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